                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                    OFFER TO EXCHANGE ALL OF THE OUTSTANDING
                          4.875% SENIOR NOTES DUE 2015
                                      FOR
                          4.875% SENIOR NOTES DUE 2015
                  REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       OF
                        DIAMOND OFFSHORE DRILLING, INC.

     This form or one substantially equivalent hereto must be used by registered holders of outstanding 4.875% Senior Notes due 2015 (the "Old Notes") of Diamond Offshore Drilling, Inc. (the "Company") who wish to tender their Old Notes in exchange for a like principal amount of the Company's 4.875% Senior Notes due 2015 that have been registered under the Securities Act of 1933, as amended (collectively, the "Registered Notes"), pursuant to the exchange offer described
in the Company's prospectus dated           , 2005 (the "Prospectus") if the
holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to JPMorgan Chase Bank, National Association (the "Exchange Agent") prior to 5:00 P.M., New York City time, on
          , 2005. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery Procedures" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

         By Registered or Certified Mail:                      By Hand or Overnight Courier:
     JPMorgan Chase Bank, National Association           JPMorgan Chase Bank, National Association
           Institutional Trust Services                        Institutional Trust Services
                   P.O. Box 2320                               2001 Bryan Street, 9th Floor
             Dallas, Texas 75221-2320                               Dallas, Texas 75221
              Attention: Frank Ivins                              Attention: Frank Ivins

                                 By Facsimile:
                        (For Eligible Institutions Only)

                                 (214) 468-6494

                             Confirm by telephone:

                                 (214) 468-6464

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:
     The undersigned hereby tenders to Diamond Offshore Drilling, Inc. (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

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                                        DESCRIPTION OF NOTES TENDERED
--------------------------------------------------------------------------------------------------------------
                            NAME AND ADDRESS OF REGISTERED HOLDER    CERTIFICATE NUMBER(S)    PRINCIPAL AMOUNT
                               AS IT APPEARS ON THE OLD NOTES            FOR OLD NOTES          OF OLD NOTES
NAME OF TENDERING HOLDER               (PLEASE PRINT)                      TENDERED               TENDERED
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


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

                                PLEASE SIGN HERE


X    -----------------------------------------------  X    ---------------------------------------------------

X    -----------------------------------------------  X    ---------------------------------------------------

X    -----------------------------------------------  X    ---------------------------------------------------

               SIGNATURE(S) OF OWNER                                            DATE

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] The Depository Trust Company

    (Check if Old Notes will be tendered by book-entry transfer)

    Account Number:
--------------------------------------------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             ----------------------------------------------  -----------------------------------------------------------
                                                                               (AUTHORIZED SIGNATURE)

Address:                                                     Title:
        ---------------------------------------------------        -----------------------------------------------------

                                                             Name:
-----------------------------------------------------------       ------------------------------------------------------
                        (ZIP CODE)                                             (PLEASE TYPE OR PRINT)

                                                             Date: -----------------------------------------------------
-----------------------------------------------------------
               (AREA CODE AND TELEPHONE NO.)

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3